UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

Korro Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39062	47-2324450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
60 First Street, 2nd floor, Suite 250 Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 468-1999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KRRO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective November 11, 2025, Korro Bio, Inc., or Korro, and Novo Nordisk A/S, or Novo Nordisk, entered into an amendment of that certain research collaboration and license agreement dated September 13, 2024 pursuant to which Korro granted Novo Nordisk an exclusive worldwide license under certain intellectual property rights to research, develop, manufacture, commercialize or otherwise exploit certain licensed compounds and licensed products for an initial target in the cardiometabolic field and for a second target (to be nominated by Novo Nordisk within a specified time period as set forth in the agreement). Under the amendment, Korro and Novo Nordisk agreed to pause the collaboration and license agreement for 12 months, or the hold period, effective as of the date of the amendment. During the hold period, the parties agreed that all research and development activities and corresponding obligations under the agreement will be suspended without any liability or payment obligation for either party. Korro also agreed to promptly wind-down its research and development activities in connection with the license agreement and Novo Nordisk agreed to reimburse Korro for certain wind-down costs associated with the hold period. The parties agreed to continue to be bound by all other provisions of the collaboration and license agreement, including but not limited to confidentiality, exclusivity and termination provisions. Novo Nordisk’s right to replace the collaboration target with a substitution target also remains in effect during the hold period.

The foregoing description of the terms of the amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which Korro intends to file with the Securities and Exchange Commission, or SEC, as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2025, Korro issued a press release announcing its financial results for the quarter ended September 30, 2025. The full text of the press release is being furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On November 12, 2025, Korro implemented a strategic restructuring to extend cash runway, including a workforce reduction of approximately 34%. Korro estimates that it will incur one-time restructuring charges of approximately $2.4 million including employee severance, benefits and related termination costs, the majority of which Korro expects to recognize during the three months ended December 31, 2025. The charges Korro expects to incur in connection with this workforce reduction are subject to a number of assumptions, risks and uncertainties, and actual results may materially differ. Korro may also incur other material charges not currently contemplated due to events that may occur as a result of, or associated with, these actions.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2025, Olukemi A. Olugemo, M.D., FAAN resigned from her position of Chief Medical Officer of Korro to pursue another opportunity, effective November 12, 2025. In order to ensure the smooth transition of her functions, Dr. Olugemo has agreed to be available to serve as an advisor for three months following her resignation date. The board of directors of Korro, or the Board, and Korro are incredibly thankful to Dr. Olugemo and her service at Korro.

In recognition of Dr. Olugemo’s professionalism in connection with her departure, including her agreement to be available to advise Korro and the Board to ensure a smooth transition, Dr. Olugemo’s employment with Korro will be treated as an ending pursuant to Section 3(d) of the employment agreement dated May 13, 2024, or the Employment Agreement. Accordingly, in connection with her resignation, Korro and Dr. Olugemo entered into a Separation Agreement, or the Separation Agreement, effective November 7, 2025 providing for separation benefits outside of the change in control period as described in the summary of the Employment Agreement included in Korro’s definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2025, which description is incorporated herein by reference. In addition, Korro agreed to extend the post-termination exercise period for any vested stock options as of the end of her three-month advisory period through April 30, 2027. Dr. Olugemo’s departure is not related to any disagreement between the parties as to the management of Korro or as to any matter relating to its operations, policies or practices.

The foregoing description of the Separation Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which Korro intends to file with the SEC as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Forward-Looking Statements

Certain statements in this current report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, but are not limited to, express or implied statements regarding expectations, hopes, beliefs, intentions or strategies of Korro regarding the costs of its workforce reduction, and the benefits thereof, and the status of the research collaboration and license agreement with Novo Nordisk, among others. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including risks of realizing the benefits of its workforce reduction; estimating the costs of such workforce reduction; impact of the workforce reduction on operations; risks associated with pre-clinical studies and conducting clinical trials; risks associated with validating in clinical trials observations from pre-clinical studies; other risks associated with protecting intellectual property; as well as risks associated with general economic conditions; and other risks and uncertainties indicated from time to time in Korro’s filings with the SEC, including Part I Item 1A. “Risk Factors” in Korro’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof, as such may be amended or supplemented by its other filings with the SEC. Nothing in this current report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this current report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, Korro does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based. This current report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Korro.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Korro Bio, Inc., dated November 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORRO BIO, INC.

Date: November 12, 2025	By:	/s/ Ram Aiyar

Name: Ram Aiyar
Title: President and Chief Executive Officer and Interim Chief Financial Officer